                                                                   EXHIBIT 10.17


                               RESEARCH AGREEMENT

                                     BETWEEN

                               CORIXA CORPORATION

                                       AND

                               ZYMOGENETICS, INC.





                               SEPTEMBER 30, 1996

                                TABLE OF CONTENTS

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
1.  DEFINITIONS...............................................................................1

    1.1 "Affiliate"...........................................................................1
    1.2 "Corixa Libraries"....................................................................1
    1.3 "Disclosing Party"....................................................................2
    1.4 "Fraction"............................................................................2
    1.5 "Homologue"...........................................................................2
    1.6 "Immune Modulator"....................................................................2
    1.7 "Immune Modulator Technology".........................................................2
    1.8 "Joint Committee".....................................................................2
    1.9 "Materials Discoveries"...............................................................2
    1.10 "Microorganisms".....................................................................3
    1.11 "Microsphere Technology".............................................................3
    1.12 "Other Technology"...................................................................3
    1.13 "Project Technology".................................................................3
    1.14 "Recipient"..........................................................................3
    1.15 "Research Plan"......................................................................3
    1.16 "Research Program"...................................................................3
    1.17 "Research Term"......................................................................3
    1.18 "Responding Party"...................................................................3
    1.19 "Third Party Claim"..................................................................3
    1.20 "ZymoGenetics Exclusive Field".......................................................3
    1.21 "ZymoGenetics Material"..............................................................4

2.  RESEARCH PROGRAM..........................................................................4

    2.1 Research Program......................................................................4
    2.2 Joint Committee.......................................................................4

3.  GRANT OF RIGHTS...........................................................................4

    3.1 Project Technology....................................................................4
    3.2 License Grants to ZymoGenetics........................................................5
    3.3 License Grant to Corixa...............................................................5
    3.4 Use of ZymoGenetics Technology........................................................6
    3.5 Use of Corixa Technology..............................................................6
    3.6 Research Uses.........................................................................6
    3.7 Other Technology......................................................................6
    3.8 Materials Discoveries.................................................................6
    3.9 No Royalties..........................................................................6
    3.10 No Grants by Implication.............................................................7

4.  REPRESENTATIONS OF THE PARTIES............................................................7

    4.1 Representations of ZymoGenetics.......................................................7
    4.2 Representations of Corixa.............................................................7


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                               TABLE OF CONTENTS
                                  (continued)

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
5.  LIMITED LIABILITY.........................................................................7


6.  WARRANTY DISCLAIMER.......................................................................8


7.  MILESTONE PAYMENTS........................................................................8

    7.1 Execution Fee.........................................................................8
    7.2 Research Funding......................................................................8
    7.3 Milestone Payments....................................................................8

8.  INDEMNIFICATION..........................................................................10

    8.1 Indemnification by ZymoGenetics......................................................10
    8.2 Indemnification by Corixa............................................................10
    8.3 Compliance with Laws.................................................................10

9.  CONFIDENTIALITY, DISCLOSURE AND PUBLICATION..............................................10

    9.1 Prior Agreement......................................................................10
    9.2 Confidentiality......................................................................10
    9.3 Exceptions...........................................................................11
    9.4 Publications.........................................................................11

10. INTELLECTUAL PROPERTY; ADDITIONAL AGREEMENTS.............................................12

    10.1 Ownership...........................................................................12
    10.2 Prosecution and Maintenance of Patents..............................................12
    10.3 General Provisions Relating to Prosecution and Maintenance..........................13
    10.4 Microsphere Technology..............................................................13

11. ENFORCEMENT OF PATENTS...................................................................14

    11.1 Enforcement of Patents..............................................................14

12. DEFENSE OF INFRINGEMENT ACTIONS..........................................................15

    12.1 Responsibility for Defense..........................................................15
    12.2 Costs and Expenses..................................................................16

13. DISPUTE RESOLUTION.......................................................................16

    13.1 Pre-Arbitration.....................................................................16
    13.2 Arbitration.........................................................................16
    13.3 Preliminary Relief..................................................................17

14. TERM AND TERMINATION.....................................................................17

    14.1 Term................................................................................17
    14.2 Termination by Mutual Agreement.....................................................17
    14.3 Termination by ZymoGenetics After First Anniversary.................................17
    14.4 Termination for Cause by Corixa.....................................................17
    14.5 Termination for Cause by ZymoGenetics...............................................17


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                               TABLE OF CONTENTS
                                  (continued)

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
    14.6 Rights and Obligations Upon Termination.............................................18
    14.7 Return of Technology and Information................................................18

15. MISCELLANEOUS............................................................................18

    15.1 Assignment..........................................................................18
    15.2 Entire Agreement; Amendment.........................................................18
    15.3 Severability........................................................................18
    15.4 Notices.............................................................................19
    15.5 Choice of Law.......................................................................19
    15.6 Waiver..............................................................................19
    15.7 Force Majeure.......................................................................20
    15.8 Headings............................................................................20
    15.9 Counterparts........................................................................20
    15.10 Attorneys' Fees....................................................................20
    15.11 Specific Performance...............................................................20

                               RESEARCH AGREEMENT

        This RESEARCH AGREEMENT (the "Agreement") is entered into as of September 30, 1996 (the "Effective Date") by and between Corixa Corporation, a Delaware corporation (hereinafter referred to as "Corixa"), and ZymoGenetics, a Washington corporation (hereinafter referred to as "ZymoGenetics").

                                    RECITALS

        WHEREAS, Corixa is involved in research and development predominantly related to vaccines and gene therapy for cancer and infectious disease;

        WHEREAS, ZymoGenetics is involved in research and development predominantly related to autoimmune disease states that may be treatable through suppressed levels of T cell activity;

        WHEREAS, Corixa and ZymoGenetics desire to collaborate in the screening of selected microorganisms to identify immune modulators (and homologues thereof); and

        WHEREAS, the parties have agreed to license certain intellectual property rights related to the subject matter of such collaboration subject to the terms and conditions of this Agreement.

                                    AGREEMENT

        NOW, THEREFORE, the parties to this Agreement agree as follows:

        1. DEFINITIONS

               All references to particular Exhibits, Schedules, Articles and Sections shall mean the Exhibits and Schedules to, and Articles and Sections of, this Agreement, unless otherwise specified. References to this "Agreement" include the Exhibits and Schedules. For the purposes of this Agreement, the following words and phrases shall have the following meanings:



               1.1 "Affiliate" of an entity means, only for so long as one of the following relationships is maintained, any corporation or other business entity which is at any time during the term of this Agreement controlled by, controlling, or under common control with another entity with "control" meaning direct or indirect beneficial ownership of more than fifty percent (50%) of the voting stock of such corporation, or more than a fifty percent (50%) interest in the decision-making authority of such other unincorporated business entity, and a corporation in which the maximum amount of stock permitted by law to be held by another entity is beneficially owned by such other entity.

               1.2 "Corixa Libraries" shall mean those cDNA and/or genomic libraries owned by Corixa as of the Effective Date and set forth on Schedule 1.2, which may be amended by the parties from time to time.

               1.3 "Disclosing Party" shall have the meaning assigned to it in
Section 9.4 hereof.

               1.4 "Fraction" shall mean those proteins, recombinant proteins, peptides, identified purification peaks or other individually identified reagents derived directly from a Microorganism.

               1.5 "Homologue(s)" to an Immune Modulator shall mean those proteins, recombinant proteins, peptides, identified purification peaks or other individually identified reagents, and their amino acid sequences and corresponding genes, that have a level of amino acid homology to such Immune Modulator of at least 80%, whether or not active or generated in the same species of organism, and regardless of when the same may have been, or may be, discovered or purified.

               1.6 "Immune Modulator" shall mean a Fraction, and/or its amino acid sequence and corresponding gene, that is shown, in screens or other tests of the Microorganisms (whether at any time prior to the Research Term and/or during it, whether or not in the course of the Research Program, but not after the end of the Research Term), to be likely to have an effect on the activity of T cells with potential value in the ZymoGenetics Exclusive Field, as reasonably determined by the Joint Committee, provided, however, that Immune Modulators shall not include Corixa's proprietary materials known as LeIF and K39.

               1.7 Immune Modulator Technology" shall mean any materials (including without limitation Immune Modulators and Homologues thereto themselves), methods, information, data, rights, and technology that directly involve the use of an Immune Modulator or a Homologue thereto in a product or a method of therapy or diagnosis, or as a research tool; provided, however, that where an Immune Modulator or Homologue thereto is used in a method or as a research tool, the Immune Modulator Technology shall refer to the right to use the same in such method or as such a research tool, and not to distinct technology that is employed in such method or research use (i.e., treatment modalities or research technology or techniques that could also be applied to other materials than Immune Modulators or Homologues thereto); provided further, however, that Immune Modulator Technology shall not include Corixa's proprietary materials known as LeIF and K39.

               1.8 "Joint Committee" shall have the meaning assigned to it in
Section 2.2 hereof.

               1.9 "Materials Discoveries" shall mean that Other Technology, if any, in the form of proteins, recombinant proteins, peptides, identified purification peaks or other individually identified reagents or any other materials or substances first discovered, purified, or otherwise obtained by ZymoGenetics during the Research Term from (and which are present within) the Corixa Libraries, or by Corixa during the Research Term from (and which are present within) the ZymoGenetics Material, and which, in each case, are not also independently discovered by ZymoGenetics or its Affiliates without use of the Corixa Libraries or by Corixa or its Affiliates without use of the ZymoGenetics Material.

               1.10 "Microorganisms" shall have the meaning assigned to it in
Section 2.1(b) hereof.

               1.11 "Microsphere Technology shall have the meaning assigned to it in Section 10.4 hereof.

               1.12 "Other Technology" shall mean any materials, methods, information, data, rights, properties and technology that are not Immune Modulator Technology. Other Technology shall include, without limitation, any materials, methods, information, data, rights, properties and technology found, conceived, invented or developed in whole or in part with or through the use of Immune Modulator Technology, or through the use of the Corixa Libraries by ZymoGenetics during the Research Term, or through the use of the ZymoGenetics Material by Corixa during the Research Term, unless these matters so found, conceived, invented or developed are in turn also Immune Modulator Technology.


               1.13 "Project Technology" shall mean all Immune Modulator Technology conceived, created, discovered, developed or invented solely by either party or jointly by the parties hereto and/or jointly by them with others (through their employees, agents or representatives), during and directly in the course of the research and development activities called for and conducted under this Agreement (or in direct preparation for this Agreement and within this collaboration) during the Research Term.


               1.14 "Recipient" shall have the meaning assigned to it in Section
9.3 hereof.

               1.15 "Research Plan" shall have the meaning assigned to it in
Section 2.1(b) hereof.

               1.16 "Research Program" means the research and development program described in Section 2 hereof.

               1.17 "Research Term" shall have the meaning assigned to it in
Section 2.1(a) hereof.

               1.18 "Responding Party" shall have the meaning assigned to it in
Section 9.4 hereof.

               1.19 "Third Party Claim" shall have the meaning assigned to it in
Section 12.1 hereof.

               1.20 "ZymoGenetics Exclusive Field" means the treatment and/or diagnosis of diabetes, multiple sclerosis, and/or rheumatoid arthritis.

               1.21 "ZymoGenetics Material" shall mean up to [***] derivatives of the single immune response modulator described in greater detail on Schedule 1.21.

        2. RESEARCH PROGRAM

               2.1 Research Program.

                    (a) Term. The Research Program shall have a term of two (2) years, subject to earlier termination pursuant to Section 14 hereof (the "Research Term").

                    (b) Research Program. The Research Program shall consist of
(i) Corixa's comprehensive screening of the total protein of the [***] microorganisms set forth on Schedule 2.1(b) (the "Microorganisms") for Immune Modulators, (ii) Corixa's characterization of the ZymoGenetics Material, (iii) Corixa's affording ZymoGenetics with reasonable access to the Corixa Libraries in order to support ZymoGenetics' [***] relevant activities, each as set forth in the Research Plan (as defined below); and (iv) performance of the milestones set forth in Section 7.3 hereof, all as further described on Exhibit A hereto. Corixa and ZymoGenetics have agreed upon a research plan (the "Research Plan") setting forth in detail the goals and objectives of the Research Program, which is attached hereto as Exhibit A. The Research Plan may be amended from time to time by the Joint Committee. Subject to Sections 14.4 and 14.5 hereof, Corixa and ZymoGenetics shall each use reasonable commercial efforts to conduct the activities and achieve the goals set forth in the Research Plan, but failure to successfully conduct such activities or achieve such goals shall not constitute a breach of this Agreement, provided that Corixa or ZymoGenetics, as applicable, shall have used such reasonable commercial efforts.

               2.2 Joint Committee.

                    (a) The Research Program shall be managed by a Joint Committee which shall be composed of three (3) representatives from each of Corixa and ZymoGenetics. Except as otherwise provided herein, all decisions of the Joint Committee shall require the affirmative vote of at least four members of the Joint Committee. The Joint Committee shall meet quarterly or as mutually agreed by the parties hereto to review the progress of the Research Program, consider the Research Plan, facilitate exchange of Project Technology and other Immune Modulator Technology and any Other Technology as is called for under the Research Plan, and direct all other research activities. All information discussed during the Joint Committee meetings shall be confidential information and treated as such in accordance with Section 9 hereof.

                    (b) The Joint Committee shall be responsible for determining whether the milestones set forth in Section 7.3 hereof have been met.

        3. GRANT OF RIGHTS.

               3.1 Project Technology. Either party may use or exercise the Project Technology for any purpose, without restriction or royalty obligation, and with or without the consent of the other party, except as and to the extent any such rights are made exclusive to one party or the other as specifically licensed in this Agreement. Except as provided in Section 3.8 with respect to Materials Discoveries, no limitation on the use of either party's respective Other Technology by such party is intended to be imposed by this Agreement.

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               3.2 License Grants to ZymoGenetics. Subject to Section 3.6,
Corixa hereby grants to ZymoGenetics:

                (i) the worldwide, sole and exclusive right and license (with the right to sublicense) to use and exercise the Project Technology to make, have made, use, sell, offer for sale, market, distribute and import, within the ZymoGenetics Exclusive Field any product, article, method, or process of whatever kind containing or involving one or more Immune Modulators or Homologues thereto;

               (ii) the worldwide, sole and exclusive right and license (with right to sublicense), whether under rights now or hereafter owned, or controlled and sublicensable, by Corixa, to make, have made, use, sell, offer for sale, market, distribute and import, within the ZymoGenetics Exclusive Field any Immune Modulators and Homologues thereto;

               (iii) the nonexclusive worldwide right and license (with right to sublicense), whether under rights now or hereafter owned, or controlled and sublicensable, by Corixa, to make, have made, use, sell, offer for sale, market, distribute and import, any Immune Modulators and Homologues for any research purpose, whether or not in, or directed to applications in, the ZymoGenetics Exclusive Field;;

provided, however, that such licenses shall terminate if ZymoGenetics fails to make the payments set forth in Sections 7.3(a) and/or 7.3(b) following the completion of the corresponding milestone(s) in accordance with the terms of this Agreement or if ZymoGenetics elects not to make the payments set forth in Sections 7.3(a) and (b) within nine (9) months after the termination of the Research Program, irrespective of whether the corresponding milestones have been achieved.

               3.3 License Grant to Corixa.

                    (a) Subject to Section 3.6(i), ZymoGenetics hereby grants to Corixa the worldwide, sole and exclusive right and license (with the right to sublicense) to use and exercise the Project Technology to make, have made, use, sell, offer for sale, market, distribute and import, outside the ZymoGenetics Exclusive Field, any product, article, method, or process of whatever kind; provided, however, that such license shall terminate upon the effectiveness of the license set forth in Section 3.3(b) below.

                    (b) Subject to Section 3.6(i), ZymoGenetics hereby grants to Corixa the worldwide, sole and exclusive right and license (with the right to sublicense) to use and exercise the Project Technology to make, have made, use, sell, offer for sale, market, distribute and import any product, articles, method, or process of whatever kind, whether in or outside of the ZymoGenetics Exclusive Field; provided, however, that the grant of such license shall become effective solely upon the earlier of (i) ZymoGenetics' failure to make the payments set forth in Sections 7.3(a) and/or 7.3(b) following the completion of the corresponding milestone(s) in accordance with the terms of this Agreement or
(ii) ZymoGenetics' election not to make the payments set forth in Sections 7.3(a) and (b) within nine (9) months after the termination of the Research Program, irrespective of whether the corresponding milestones have been achieved.

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               3.4 Use of ZymoGenetics Technology. In addition to the grants above, ZymoGenetics hereby grants to Corixa the nonexclusive right and license (without right to sublicense, other than to Affiliates of Corixa) to use and exercise any Immune Modulator Technology and, to the extent necessary or useful in the conduct of the Research Program (as reasonably determined by the Joint Committee), Other Technology owned, or controlled and sublicensable, by ZymoGenetics solely for the purpose of performing Corixa's obligations and tasks under and as part of the Research Program during the Research Term.



               3.5 Use of Corixa Technology. In addition to the grants above, Corixa hereby grants to ZymoGenetics the nonexclusive right and license (without right to sublicense, other than to Affiliates of ZymoGenetics) to use and exercise any Immune Modulator Technology and, to the extent necessary or useful in the conduct of the Research Program (as reasonably determined by the Joint Committee), Other Technology owned, or controlled and sublicensable, by Corixa solely for the purpose of performing ZymoGenetics' obligations and tasks under and as part of the Research Program during the Research Term.


               3.6 Research Uses. (i) Either party and its licensees may use or exercise the Project Technology for any research purpose whether or not in, or directed at applications or uses in, the ZymoGenetics Exclusive Field, without restriction or royalty obligation, and with or without the consent of the other party. (ii) Corixa retains the right to use and to permit others to use Immune Modulators and Homologues thereto owned, or controlled and sublicensable, by Corixa for any research purposes, whether or not in, or directed at applications or uses in, the ZymoGenetics Exclusive Field.


               3.7 Other Technology. Subject to Sections 3.4 and 3.5, no license or right is granted under this Agreement by either party to the other in the party's Other Technology, whether or not first conceived or reduced to practice during or as part of the Research Program.

               3.8 Materials Discoveries. Corixa and ZymoGenetics hereby agree that neither party nor its respective Affiliate(s) will commercialize or market any Materials Discoveries without the prior written consent of the other party hereto, which consent shall not be unreasonably withheld but which may be conditioned upon the payment of mutually agreeable, commercially-reasonable royalties to the other party.

               3.9 No Royalties. Without limitation of the provisions of Section 7 with respect to milestone payments, it is agreed that all rights and licenses hereunder shall be royalty-free; provided, however, that if the parties reach agreement as to the commercialization of Materials Discoveries or elect to sublicense Microsphere Technology in accordance with Sections 3.8 or 10.4, respectively, the parties shall not be prohibited by this Section 3.9 from agreeing to pay royalties with respect to such commercialization or sublicenses.

               3.10 No Grants by Implication. Except for the rights and licenses explicitly granted as stated in this Agreement, each party retains all rights and ownership in and to its technology and intellectual properties, and makes no grant of rights or licenses by implication.

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        4. REPRESENTATIONS OF THE PARTIES.

               4.1 Representations of ZymoGenetics. Except as noted in Exhibit 4.1, ZymoGenetics represents and warrants that the entire right, title and interest in and to the ZymoGenetics Material and the ZymoGenetics Immune Modulator Technology and Other Technology licensed hereunder and in existence as of the Effective Date, is owned by ZymoGenetics, has been assigned to ZymoGenetics or has otherwise been licensed to ZymoGenetics to the extent necessary for its use as contemplated hereunder, and ZymoGenetics has not granted any interest therein to any third party that would conflict with the rights granted to Corixa under this Agreement. ZymoGenetics represents and warrants that ZymoGenetics has the right to grant the licenses to Corixa as set forth in Section 3 hereof. ZymoGenetics represents and warrants, to the best of its knowledge, that any and all Project Technology to be delivered by it hereunder has been and will be made and developed without the use of, or infringement upon, the secrets, patents or other proprietary rights or interests of any third party and without the use of any equipment, supplies or facilities of any third party that would create any third-party right to any Project Technology inconsistent with this Agreement.

               4.2 Representations of Corixa. Corixa represents and warrants that the entire right, title and interest in and to the Corixa Libraries and the Corixa Immune Modulator Technology and Other Technology licensed hereunder and in existence as of the Effective Date, is owned by Corixa, has been assigned to Corixa or has otherwise been licensed to Corixa to the extent necessary for its use as contemplated hereunder, and Corixa has not granted any interest therein to any third party that would conflict with the rights granted to ZymoGenetics under this Agreement. Corixa represents and warrants that Corixa has the right to grant the licenses to ZymoGenetics as set forth in Section 3 hereof. Corixa represents and warrants, to the best of its knowledge, that any and all Project Technology to be delivered by it hereunder has been and will be made and developed without the use of, or infringement upon, the secrets, patents or other proprietary rights or interests of any third party and without the use of any equipment, supplies or facilities of any third party that would create any third-party right to any Project Technology inconsistent with this Agreement.

        5. LIMITED LIABILITY. NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT OR OTHERWISE, NEITHER CORIXA NOR ZYMOGENETICS SHALL BE LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY EXCEPT WITH RESPECT TO SECTIONS 4, 8 OR 12 HEREOF FOR (i) ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES OR LOST PROFITS OR (ii) COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES. NEITHER CORIXA NOR ZYMOGENETICS SHALL HAVE ANY LIABILITY FOR ANY FAILURE OR DELAY DUE TO MATTERS BEYOND THEIR RESPECTIVE REASONABLE CONTROL.

        6. WARRANTY DISCLAIMER. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY WARRANTY WITH RESPECT TO ANY TECHNOLOGY, GOODS, SERVICES, RIGHTS OR OTHER SUBJECT MATTER OF THIS AGREEMENT AND HEREBY DISCLAIMS WARRANTIES

OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT WITH RESPECT TO ANY AND ALL OF THE FOREGOING.

        7. MILESTONE PAYMENTS.

               7.1 Execution Fee. ZymoGenetics shall pay to Corixa an execution fee of [***] by:

                    (a) immediate wire transfer of immediately available funds to the following Corixa bank account:

                    [***]

                    (b) same day courier of a certified check made out to Corixa Corporation to the attention of Mark McDade, Chief Operating Officer.

               7.2 Research Funding. ZymoGenetics shall pay to Corixa [***] on September 30, 1996 as research funding for the three (3) month period ending December 31, 1996, and an additional [***] on December 31, 1996, as research funding for the three (3) month period ending March 31, 1997. Thereafter, ZymoGenetics shall pay to Corixa [***] on the last day of each successive three
(3) month period during the Research Program, commencing March 31, 1997, subject to termination pursuant to Section 14 hereof. Such amounts shall be paid by wire transfer in immediately available funds to Corixa's bank account specified in
Section 7.1 hereof or to such other account as may be specified by Corixa to ZymoGenetics in writing.

               7.3 Milestone Payments. ZymoGenetics shall pay to Corixa not more than fifteen (15) days after accomplishment of the corresponding milestone, the applicable payment set forth below by wire transfer in immediately available funds to Corixa's bank account specified in Section 7.1 hereof or to such other account as may be specified by Corixa to ZymoGenetics in writing:


                        Milestone                                 Payment Amount

                        (a)  Corixa (x) has provided to                 $[***]
                             ZymoGenetics the first
                             Fraction derived from the
                             screening of the Microorganisms
                             during the Research Program
                             that is shown to induce a
                             significant desired Th2 response
                             (as determined by the Joint
                             Committee) in an in vitro assay
                             and (y) (i) has provided to
                             ZymoGenetics a sequence of at
                             least [***] consecutive
                             amino acids of such Fraction, of
                             which at least [***]
                             consecutive amino acids are
                             accurate or (ii) ZymoGenetics
                             has, from the Fraction provided
                             by Corixa in sufficient quantity
                             and quality, produced such a
                             sequence.

                       (b)   The later of (i) the filing of             $[***]
                             the first US patent application
                             including a claim based [***]

                       (c)   The filing of the first [***]              $[***]

        8. INDEMNIFICATION

               8.1 Indemnification by ZymoGenetics. Except to the extent otherwise provided in Section 12.2, ZymoGenetics shall at all times, during the term of this Agreement and thereafter, indemnify and hold harmless Corixa and its Affiliates, sublicensees, directors, officers, agents and employees from any claim, proceeding, loss, expense, and liability of any kind whatsoever (including but not limited to those resulting from death, personal injury, illness or property damage and including legal expenses and reasonable attorneys' fees) arising out of or resulting from either (i) the development, manufacture, holding, use, testing, advertisement, sale or other disposition by ZymoGenetics, its Affiliates or sublicensees, or any distributor, customer or representative of ZymoGenetics, of any biological or other materials and/or any method, process, device technology or apparatus licensed or provided by Corixa to ZymoGenetics hereunder; (ii) ZymoGenetics' negligence or willful misconduct under the Research Program; or (iii) any breach of ZymoGenetics' obligations under Section 8.3.

               8.2 Indemnification by Corixa. Except to the extent otherwise provided in Section 12.2, Corixa shall at all times, during the term of this Agreement and thereafter, indemnify and hold harmless ZymoGenetics and its Affiliates, sublicensees, directors, officers, agents and employees from any claim, proceeding, loss, expense, and liability of any kind whatsoever (including but not limited to those resulting from death, personal injury, illness or property damage and including legal expenses and reasonable attorneys' fees) arising out of or resulting from either (i) the development, manufacture, holding, use, testing, advertisement, sale or other disposition by Corixa, its Affiliates or sublicensees, or any distributor, customer or representative of Corixa, of any biological or other materials and/or any, method, process, device, technology or apparatus licensed or provided by ZymoGenetics to Corixa hereunder; (ii) Corixa's negligence or willful misconduct under the Research Program; or (iii) any breach of Corixa's obligations under
Section 8.3.

               8.3 Compliance with Laws. Each party shall, and shall cause its Affiliates and sublicensees to, comply with all applicable laws and regulations concerning the development, manufacture, holding, use, testing, advertisement, sale or other disposition of all materials and processes related to the Research Project or otherwise licensed or provided hereunder. Any material departure from this undertaking may, at the other party's option, be treated by the non-departing party as a material breach of this Agreement by the party departing from this undertaking.



        9. CONFIDENTIALITY, DISCLOSURE AND PUBLICATION

               9.1 Prior Agreement. This Agreement supersedes any and all previous agreements and understandings, whether oral or written, between the parties regarding the treatment of confidential information of either party.

               9.2 Confidentiality. During the term of this Agreement and thereafter, each party shall maintain in confidence all information and materials disclosed by the other party and marked as confidential or which such party knows or has reason to know are or contain trade secrets or other proprietary information of the other, including without limitation information provided by either party to the other party prior to the Effective Date, and shall not use such trade secrets, information or materials for any purpose except as permitted by this Agreement or disclose the same to anyone other than those of its Affiliates, sublicensees, employees, consultants, agents or subcontractors as are necessary in connection with such party's activities as contemplated in this Agreement and in connection with the exercise of the licenses granted hereunder. Each party shall obtain a written agreement from any sublicensees, employees, consultants, agents and subcontractors, prior to any disclosure thereto, to hold in confidence and not make use of such trade secret or proprietary information for any purpose other than those permitted by this Agreement.

               9.3 Exceptions. The obligation of confidentiality contained in this Agreement shall not apply to the extent that (a) either party (the "Recipient") is required to disclose information by applicable securities or other law; provided, however, that the Recipient shall seek to limit any such disclosure, and prior to any such disclosure the Recipient shall notify the other party of the required disclosure in order to allow sufficient time for such other party to seek an appropriate protective order, (b) the Recipient can demonstrate that (i) the disclosed information was at the time of such disclosure to the Recipient already in (or thereafter enters) the public domain other than as a result of actions or in actions of the Recipient, its Affiliates, employees, sublicensees, agents or subcontractors in violation hereof; (ii) the disclosed information was rightfully known by the Recipient or its Affiliates (as shown by its written records) prior to the date of disclosure to the Recipient other than in connection with the negotiation, execution or performance of this Agreement; or (iii) the disclosed information was received by the Recipient or its Affiliates on an unrestricted basis from a source unrelated to any party to this Agreement and not under a duty of confidentiality to the other party or (c) disclosure is made to a government regulatory agency as part of such agency's product license approval process.

               9.4 Publications. Prior to public disclosure (oral or written) or submission for publication of a manuscript describing the results of any aspect of the Research Program or other scientific or clinical activity or collaboration between Corixa and ZymoGenetics or their Affiliates, the party disclosing such information or submitting such a manuscript ("Disclosing Party") shall send the other party ("Responding Party") a copy of all outlines of any proposed oral disclosure, the full text of any written disclosure, or the manuscript to be submitted, as applicable, and shall allow the Responding Party not less than sixty (60) days in which to determine whether such proposed disclosure or manuscript contains subject matter for which patent protection should be sought by the Responding Party prior to disclosure of such information or publication of such manuscript, or whether the proposed disclosure or the manuscript contains confidential information belonging to the Responding Party. After the expiration of such sixty (60) day period, if the Responding Party has not objected, the Disclosing Party may make such public disclosure or submit such manuscript for publication. If the Responding Party does object to such proposed disclosure or manuscript, then prior to the expiration of such sixty
(60) day period, the Responding Party shall notify the Disclosing Party in writing of its determination. Upon receipt of such written notice from the Responding Party, the Disclosing Party shall delay public disclosure of such information or submission of the manuscript for an additional period of thirty
(30) days to permit preparation and filing of a patent application on the disclosed subject matter. The Disclosing Party shall thereafter be free to publish or disclose such information, except that the Disclosing Party may not disclose any confidential information of the Responding Party in violation without the prior written consent of the Responding Party which consent will not be withheld unreasonably in view of the licenses granted hereunder. Determination of authorship for any paper shall be in accordance with accepted scientific practice. Should any questions on authorship arise, this shall be determined by the Joint Committee as appropriate, or, if it cannot reach a determination by the process described in Section 13.

        10. INTELLECTUAL PROPERTY; ADDITIONAL AGREEMENTS

               10.1 Ownership. ZymoGenetics shall own all right, title and interest in and to any and all Immune Modulator Technology that is not Project Technology, and any and all Other Technology, in each case conceived and reduced to practice solely by ZymoGenetics or its Affiliate(s). Corixa shall own all right, title and interest in and to any and all Immune Modulator Technology that is not Project Technology, and any and all Other Technology, in each case conceived and reduced to practice solely by Corixa or its Affiliate(s). ZymoGenetics and Corixa will jointly own all Project Technology. As appropriate, each party shall sign or cause to have signed all applicable documents relating to such patent applications or patents and shall cause such patent applications and patents to be assigned to the owner(s) thereof.

               10.2 Prosecution and Maintenance of Patents.

                    (a) ZymoGenetics shall, at its own cost and expense, have exclusive control over the filing, prosecution and maintenance of all patents and patent applications in all territories with respect to its Other Technology. Corixa shall, at its own cost and expense, have exclusive control over the filing, prosecution and maintenance of all patents and patent applications in all territories with respect to its Other Technology.

                    (b) The Joint Committee shall determine which of Corixa or ZymoGenetics will be responsible for and in control of the prosecution and maintenance of patents and patent applications of any of the Immune Modulator Technology. In making this determination, the Joint Committee will be guided by the principle that, where the likely applicability of the subject matter of the patent application is predominantly within the scope of a party's exclusive license granted pursuant to this Agreement, the licensee shall be given exclusive control over the filing, prosecution and maintenance of that patent application and all patents and foreign equivalents thereof, at its own cost and expense. If a party initially in control of the prosecution or maintenance of a patent or patent application in any country or territory for any of the Immune Modulator Technology decides not to continue such prosecution or maintenance, it shall promptly advise the other party thereof and shall afford such other party the opportunity to assume the control of such prosecution and/or maintenance at such other party's cost and expense, unless the parties mutually determine an alternate course of action in the interests of both parties.

               10.3 General Provisions Relating to Prosecution and Maintenance.

                    (a) Cooperation. At the request of the party performing the prosecution of any patent application under this Section 10, the other party shall cooperate, in all reasonable ways, in connection with the prosecution and maintenance of all such patent applications. Each party shall make available to the other party or its respective authorized attorneys, agents or representatives such of its employees as the other party in its reasonable judgment deems necessary in order to assist such other party with the prosecution and maintenance of such patents. Each party shall sign or use its best efforts to have signed at no charge to the other party all legal documents necessary in connection with such prosecution and maintenance, including without limitation, all necessary documentation and appointments to effect the revocation of any existing powers of attorney and the appointment of new or substituted attorneys with respect to such prosecutions and maintenance.

                    (b) Scope of Prosecution. Prosecution shall include, but not be limited to, the ordinary course of correspondence between the patent applicant and the relevant Patent Office such as responding to Patent Office actions, appeals of adverse decisions by the relevant Patent Office, filings necessary to comply with any statute, rule or regulation, and including the right to prosecute or defend reexaminations, interference, opposition or reissue proceedings.

                    (c) Updates on Developments. The party performing the prosecution of any patent application under this Section 10 shall advise the other party of any substantial action or development in the prosecution of such patent applications and patents, in particular those involving the question of scope or the issuance of, the rejection of, an interference involving, or an opposition to any such patent application or patent.

               10.4 Microsphere Technology. In the event that any three members of the Joint Committee determine that, for purposes of commercializing the Project Technology within the ZymoGenetics Exclusive Field, it would be necessary or useful for ZymoGenetics to have access to certain proprietary microsphere technology owned or in-licensed by Corixa (the "Microsphere Technology"), the parties will negotiate for a period of up to sixty (60) days the possibility of Corixa providing ZymoGenetics the Microsphere Technology for evaluation purposes pursuant to the terms of Corixa's standard material transfer agreement; provided, however, that the parties acknowledge that Corixa may be unable to provide such Microsphere Technology under the terms of currently existing agreements with certain third parties. In the event that ZymoGenetics requests development and/or commercial rights to the Microsphere Technology, Corixa will agree to sublicense such rights to ZymoGenetics if allowed under the terms of Corixa's currently existing agreements; provided, however, that Corixa will have no such obligation to sublicense on terms that provide less than a reasonably acceptable profit margin to Corixa.

        11. ENFORCEMENT OF PATENTS

               11.1 Enforcement of Patents.

                    (a) Enforcement by ZymoGenetics. In the event either party becomes aware of a suspected infringement of a patent within the scope of the exclusive license to ZymoGenetics under Section 3.2 or the institution by a third party of any proceedings for the revocation of any such patent, such party shall notify the other party promptly, and following such notification, the parties shall confer. ZymoGenetics shall have the right, but shall not be obligated, to prosecute an infringement action or to defend such proceedings, in ZymoGenetics' name and/or in Corixa's name, at ZymoGenetics' own expense and entirely under its own direction and control. In such event, ZymoGenetics shall also be entitled to all recoveries in any such action or proceeding. Corixa shall reasonably assist ZymoGenetics in such actions or proceedings if so requested. Corixa shall have the right to participate and be represented in any such suit by its own counsel at its own expense. No settlement of any such action or defense which restricts the scope or affects the enforceability of such patent(s) within the scope of the exclusive licenses to Corixa under Sections 3.3(a) and (b) (whichever is then in effect) may be entered into by ZymoGenetics without the prior written consent of Corixa.

                    (b) Backup Enforcement by Corixa. If ZymoGenetics is unable or elects not to bring any action for infringement or to defend any proceeding for revocation described in Section 11.1(a), ZymoGenetics shall so notify Corixa as soon as possible, but in no event later than five (5) days after such determination in order to enable Corixa to adequately protect its rights in the applicable patent(s). Corixa may then bring such action or defend such proceeding at its own expense, in Corixa's name and entirely under its own direction and control. In such event, Corixa shall also be entitled to all recoveries in any such action or proceeding. ZymoGenetics shall reasonably assist Corixa in any action or proceeding being prosecuted or defended by Corixa, if so requested by Corixa or required by law. ZymoGenetics shall also lend its name to such actions or proceedings if requested by Corixa or required by law, at Corixa's expense. ZymoGenetics shall have the right to participate and be represented in any such suit by its own counsel at its own expense.

                    (c) Enforcement by Corixa. In the event either party becomes aware of a suspected infringement of a patent within the scope of the exclusive licenses to Corixa under Sections 3.3(a) and (b) (whichever is then in effect), or the institution by a third party of any proceedings for the revocation of any such patent, such party shall notify the other party promptly, and following such notification, the parties shall confer. Corixa shall have the right, but shall not be obligated, to prosecute an infringement action or to defend such proceedings, in Corixa's name and/or in ZymoGenetics' name, at Corixa's own expense and entirely under its own direction and control. In such event, Corixa shall also be entitled to all recoveries in any such action or proceeding. ZymoGenetics shall reasonably assist Corixa in such actions or proceedings if so requested. ZymoGenetics shall have the right to participate and be represented in any such suit by its own counsel at its own expense. No settlement of any such action or defense which restricts the scope or affects the enforceability of such patent(s) within the scope of the exclusive license to ZymoGenetics under Section 3.2 may be entered into by Corixa without the prior written consent of ZymoGenetics.

                    (d) Backup Enforcement by ZymoGenetics. If Corixa is unable or elects not to bring any action for infringement or to defend any proceeding for revocation described in Section 11.1(c), Corixa shall so notify ZymoGenetics as soon as possible, but in no event later than five (5) days after such determination in order to enable ZymoGenetics to adequately protect its rights in the applicable patents. ZymoGenetics may then bring such action or defend such proceeding at its own expense, in ZymoGenetics' name and entirely under its own direction and control. In such event, ZymoGenetics shall also be entitled to all recoveries in any such action or proceeding. Corixa shall reasonably assist ZymoGenetics in any action or proceeding being prosecuted or defended by ZymoGenetics, if so requested by ZymoGenetics or required by law. Corixa shall also lend its name to such actions or proceedings if requested by ZymoGenetics or required by law, at ZymoGenetics' expense. Corixa shall have the right to participate and be represented in any such suit by its own counsel at its own expense.

        12. DEFENSE OF INFRINGEMENT ACTIONS

               12.1 Responsibility for Defense.

                    (a) Notice of Third Party Claims. In the event that a third party at any time threatens or brings suit against either party, its Affiliates, distributors, sublicensees or customers, alleging infringement of any third party patent or trade secret on account of the development, manufacture, use or sale of products or methods covered by any of the Project Technology or otherwise by any of the licenses granted hereunder (a "Third Party Claim"), the party receiving notification of the Third Party Claim shall notify the other party, enclosing a copy of all pleadings served, if any.

                    (b) Defense by ZymoGenetics. ZymoGenetics shall control the defense of such Third Party Claim that relates predominantly to the patents or technology described in Section 11.1(a) for which ZymoGenetics has the primary responsibility for patent prosecution and maintenance. Corixa shall reasonably assist ZymoGenetics in defending such Third Party Claim if so requested, at ZymoGenetics' expense, except as otherwise provided in Section 12.2. In addition, Corixa shall have the right to participate and be represented in any such Third Party Claim by its own counsel and at its own expense, except as otherwise provided in Section 12.2. No settlement of any Third Party Claim which restricts the scope or affects the enforceability of any of the patents or technology described in Section 11.1(c) for which Corixa has the primary responsibility for patent prosecution and maintenance may be entered into by ZymoGenetics without the prior written consent of Corixa.

                    (c) Defense by Corixa. Corixa shall control the defense of such Third Party Claim that relates predominantly to the patents or technology described in Section 11.1(c) for which Corixa has the primary responsibility for patent prosecution and maintenance. ZymoGenetics shall reasonably assist Corixa in defending such Third Party Claim if so requested, at Corixa's expense, except as otherwise provided in Section 12.2. In addition, ZymoGenetics shall have the right to participate and be represented in any such Third Party Claim by its own counsel and at its own expense, except as otherwise provided in Section 12.2. No settlement of any Third Party Claim which restricts the scope or affects the enforceability of any of the patents or technology described in Section 11.1(a) for which ZymoGenetics has the primary responsibility for patent prosecution and maintenance may be entered into by Corixa without the prior written consent of ZymoGenetics.

               12.2 Costs and Expenses. Each party shall at all times, during the term of this Agreement and thereafter, indemnify and hold harmless the other party and its Affiliates, sublicensees, directors, officers, agents and employees from any claim, proceeding, loss, expense, and liability of any kind whatsoever (including but not limited to those resulting from any Third Party Claim) and including legal expenses and reasonable attorneys' fees, arising out of or resulting from any breach by such indemnifying party of its representations or warranties under Section 4. The payor of any amounts otherwise due hereunder shall have the right to reserve or set off from any such amounts any sums or damages that are the responsibility of the other party under this Section 12.2.

        13. DISPUTE RESOLUTION

               13.1 Pre-Arbitration. No arbitration with reference to this Agreement shall arise until the following procedures have been satisfied. The Joint Committee shall meet as reasonably requested by either party to review any dispute with respect to the interpretation of any provision of this Agreement or with respect to the performance of either party under this Agreement. If the disagreement is not resolved by the designated representatives by mutual agreement within sixty (60) days after a meeting to discuss the disagreement, either party may at any time thereafter provide the other written notice specifying the terms of such disagreement in reasonable detail. Upon receipt of such notice, the chief executive officers of Corixa and ZymoGenetics shall meet at a mutually agreed upon time and location for the purpose of resolving such disagreement. They shall discuss the problems and/or negotiate for a period of up to thirty (30) days in an effort to resolve the disagreement or negotiate an acceptable interpretation or revision of the applicable portion of this Agreement mutually agreeable to both parties, without the necessity of formal procedures relating thereto. During the course of such negotiation, the parties shall reasonably cooperate and provide information that is not materially confidential in order so that each of the parties may be fully informed with respect to the issues in dispute. The institution of arbitration to resolve the disagreement may occur only after the earlier of: (a) the chief executive officers mutually agreeing that resolution of the disagreement through continued negotiation is not likely to occur, or (b) following expiration of the thirty
(30) day negotiation period.

               13.2 Arbitration. Subject to Section 13.1 hereof, except for a dispute having to do with the scope, enforceability, infringement or validity of a patent or trade secret, within thirty (30) days after delivery of written notice of the dispute from one party to the other, either party shall have the right to resolve it by initiating an Alternative Dispute Resolution ("ADR") proceeding in which the Judicial Arbitration and Mediation Services ("JAMS"), Seattle, Washington shall select the arbitrator ("Arbitrator") and arbitrate the dispute as provided in Exhibit 3.2 hereof. If JAMS is not in existence at the time of such dispute the American Arbitration Association, Seattle, Washington shall be substituted.

               13.3 Preliminary Relief. Notwithstanding the foregoing, either party may, on good cause shown, seek a temporary restraining order and/or preliminary injunction from a court of competent jurisdiction, to be effective pending the institution of the arbitration process and the deliberation and award of the Arbitrator.

        14. TERM AND TERMINATION

               14.1 Term. Unless earlier terminated in accordance with this
Section 14, the term of this Agreement shall be perpetual; provided, however that the term of exclusivity under the licenses granted herein shall not extend beyond the last to occur of the following, as applicable to such license: (i) the expiration or invalidation in an unappealable final judgment of all applicable licensed patents in the relevant nation; (ii) ten years after the later of (A) the Effective Date or (B) the date that any products or processes are first commercially marketed within the scope of such license, on a product-by-product or process-by-process basis; or (iii) the passing of all relevant information regarding the licensed products or processes into the public domain without violation of Section 9 hereof; provided, however that in the member nations of the European Union as it is from time to time constituted, such exclusivity shall expire on the last to occur of: (x) the expiration or invalidation of patents in those nations, respectively (as stated in clause (i) above) or (y) the first to occur of the events stated in clauses (ii) and (iii) above.

               14.2 Termination by Mutual Agreement. This Agreement may be terminated at any time upon the written mutual agreement of the parties.

               14.3 Termination by ZymoGenetics After First Anniversary. This Agreement and the Research Program may be terminated without cause by ZymoGenetics, effective at any time after the first anniversary of the Effective Date upon one hundred twenty (120) days advance written notice to Corixa.

               14.4 Termination for Cause by Either Party. This Agreement may be terminated by either party upon written notice if the other party (i) materially breaches any material term or condition of this Agreement and fails to remedy the breach within sixty (60) days after being given written notice thereof; provided, however, that neither party shall be deemed to be in material breach of this Agreement for purposes of a termination hereunder during any period in which a good faith dispute between the parties exists regarding performance of breach of its obligations hereunder, and provided further however, that in the event ZymoGenetics fails to timely pay Corixa the research funding amounts as set forth in Section 7.2 hereof, ZymoGenetics shall have only fifteen (15) days to cure such material breach, or (ii) is dissolved or liquidated or the assets and/or business of such party shall be placed in the hands of a trustee, receiver or assignee for the benefit of creditors, unless such act is reversed within ninety (90) days.

               14.5 Termination for Cause by ZymoGenetics. In addition, this Agreement may be terminated by ZymoGenetics if Corixa fails to screen a minimum of [***] Fractions per calendar quarter, or such other lesser number as agreed to by the Joint Committee and reflected in the Research Plan, as amended from time to time.

               14.6 Rights and Obligations Upon Termination.

                    (a) Except as expressly set forth in this Section 14.6, neither party shall have any rights or obligations under this Agreement upon termination of this Agreement.

                    (b) If this Agreement is terminated by ZymoGenetics pursuant to Section 14.3, then the licenses set forth in Sections 3.2 and 3.5 hereof shall also terminate simultaneous with such termination by ZymoGenetics. (c) If this Agreement is terminated by ZymoGenetics pursuant to Section 14.4 or 14.5, then the license granted in Section 3.2 hereof shall survive such termination in accordance with Section 14.1.

                    (d) If this Agreement is terminated by Corixa pursuant to
Section 14.4, then the license granted in Section 3.3(b) hereof shall become effective and shall survive such termination in accordance with Section 14.1.

                    (e) Upon any termination of this Agreement or a party's rights and obligations hereunder, the obligations set forth in Sections 3.6 - 3.10, 4, 5, 6, 8, 9, 10, 11, 12, 13 14 and 15 hereof shall survive the expiration or termination of this Agreement.

               14.7 Return of Materials. Except for a termination pursuant to
Section 14.4 or 14.5, at the end of the Research Term or upon the earlier termination of this Agreement, ZymoGenetics shall promptly return to Corixa any and all tangible manifestations of the Corixa Libraries, and Corixa shall promptly return to ZymoGenetics any and all tangible manifestations of the ZymoGenetics Material.

        15. MISCELLANEOUS

               15.1 Assignment. This Agreement may not be assigned by either party without the prior written consent of the other, which consent shall not be unreasonably withheld; provided, however, (i) either party may assign its rights or obligations under this Agreement in connection with the sale of all or substantially all of the assigning party's related business, and (ii) this Agreement shall survive any merger of either party with or into a third party and no consent shall be required hereunder.

               15.2 Entire Agreement; Amendment. This Agreement constitutes the entire Agreement between the parties hereto with respect to the within subject matter and supersedes all previous Agreements, whether written or oral. This Agreement shall not be changed or modified orally, but only by an instrument in writing signed by both parties.

               15.3 Severability. If any provision of this Agreement is declared invalid by an arbitrator pursuant to Section 13 hereof or by a court of last resort or by any court from the decision of which an appeal is not taken within the time provided by law, then and in such event, this Agreement shall be deemed to have been terminated only as to the portion thereof which relates to the provision invalidated by that decision and only in the relevant jurisdiction, but this Agreement, in all other respects and all other jurisdictions, shall remain in force; provided, however, that if the provision so invalidated is essential to this Agreement as a whole, then the parties shall negotiate in good faith to amend the terms hereof as nearly as practical to carry out the original interest of the parties, and, failing such amendment, either party may submit the matter for resolution pursuant to Section 13 hereof.

               15.4 Notices. Any notice or report required or permitted to be given under this Agreement shall be in writing and shall be sent by express courier or facsimile and confirmed by mailing, as follows and shall be effective upon the earlier of receipt or three (3) business days after such mailing:

               If to Corixa:        Corixa Corporation
                                    1124 Columbia Street, Suite 464
                                    Seattle, WA 98104
                                    Attn:  Chief Operating Officer
                                    Corporate Attorney

               Copy to:             Venture Law Group
                                    4750 Carillon Point
                                    Kirkland, WA 98033
                                    Attn: William W. Ericson

               If to ZymoGenetics:  ZymoGenetics, Inc.
                                    1201 Eastlake Avenue East
                                    Seattle, WA 98102
                                    Attn:  Business Development Department


               Copies to:           Bogle & Gates P.L.L.C.
                                    Two Union Square
                                    601 Union Street
                                    Seattle, WA 98101-2346
                                    Attn: Roger M. Tolbert

or at such other address as Corixa or ZymoGenetics shall have furnished to the other in writing in accordance with this Section 15.4.

               15.5 Choice of Law. The validity, performance, construction, and effect of this Agreement shall be governed by the laws of the State of Washington which are applicable to contracts between Washington residents to be performed wholly within Washington.

               15.6 Waiver. The failure of either party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition by the other party. None of the terms, covenants and conditions of this Agreement can be waived except by the written consent of the party waiving compliance.

               15.7 Force Majeure. If either party shall be delayed, interrupted in or prevented from the performance of any obligation hereunder by reason of force majeure including an act of God, fire, flood, earthquake, war (declared or undeclared), public disaster, strike or labor differences, governmental enactment, rule or regulation, or any other cause beyond such party's control, such party shall not be liable to the other therefor; and the time for performance of such obligation shall be extended for a period equal to the duration of the contingency which occasioned the delay, interruption or prevention. The party invoking such force majeure rights of this subparagraph must notify the other party within a period of fifteen (15) days from the first and last day of the force majeure unless the force majeure renders such notification impossible in which case notification shall be made as soon as possible. If the delay resulting from the force majeure exceeds six (6) months, both parties shall consult together to find an appropriate solution.

               15.8 Headings. The captions used herein are inserted for convenience of reference only and shall not be construed to create obligations, benefits, or limitations.

               15.9 Counterparts. This Agreement may be executed in counterparts, all of which taken together shall be regarded as one and the same instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of a party hereto shall constitute a valid and binding execution and delivery of this Agreement by such party. Such facsimile copies shall constitute enforceable original documents.

               15.10 Attorneys' Fees. If any action or proceeding shall be commenced to enforce this Agreement or any right arising in connection with this Agreement, the prevailing party in such action or proceeding shall be entitled to recover from the other party, the reasonable attorneys' fees, costs and expenses incurred by such prevailing party in connection with such action or proceeding.

               15.11 Specific Performance. It is recognized and agreed by all parties that certain of the rights and obligations which are subject to this Agreement are unique and are of such a nature as to be inherently difficult or impossible to value monetarily. It is thus agreed that, in the event of a breach of this Agreement by any party, an action at law for damages or other remedies at law may be inadequate to protect such unique rights or to enforce such unique obligations. Therefore each party agrees that in the event of any controversy concerning such unique rights or obligations, the terms of this Agreement shall be enforceable in a court of equity by a decree of specific performance. Such a remedy shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which the parties may have.

        IN WITNESS WHEREOF, the parties have duly caused this Research Agreement to be executed as of the day and year set forth below.

                                       CORIXA CORPORATION



                                       By: /s/ STEVE REED
                                           -----------------------------
                                           Steve Reed
                                           Executive V.P.
                                           Chief Scientific Officer



                                       ZYMOGENETICS, INC.



                                       By: /s/ CLAUS KUHL
                                           -----------------------------
                                            Claus Kuhl
                                            President

                                    EXHIBIT A

                                  Research Plan

CORIXA/ZYMOGENETICS FINAL RESEARCH PLAN
9/30/96
[***]

[***]





















                                                                       Page 2(3)

[***]



                                                                      Page 3(3)

[***]





















                                                                       Page 4(3)

[***]

                                  Schedule 1.2

                                Corixa Libraries

[***]

                                  Schedule 1.21


                              ZymoGenetics Material

                                 Schedule 2.1(b)


                                 Microorganisms

[***]

                                   EXHIBIT 4.1


        The ZymoGenetics Materials are licensed to ZymoGenetics solely in the diabetes field.

                                  EXHIBIT 13.2

                                Arbitration Rules

               (a) Selection of Arbitrator. An ADR shall be initiated by a party by sending written notice thereof to the other party and JAMS, which notice shall state the issues to be resolved. Within ten (10) business days after receipt of such notice, the other party may, by sending written notice to the initiating party and JAMS, add issues to be resolved. Within twenty (20) business days after the date of the original ADR notice, JAMS shall nominate to the parties at least five (5) qualified nominees from JAMS' panel. The parties shall have five (5) business days after the receipt of such nominations to agree on a Arbitrator or, failing to agree, to rank-order their preferences with the most preferred being given the lowest number, and mail the rank-order to JAMS. JAMS shall notify the parties of their selection. If all nominees are unacceptable to a party, the procedure shall be repeated and, if the parties cannot select an Arbitrator the second time, JAMS shall select the Arbitrator.

               (b) ADR Hearing. The Arbitrator shall hold a hearing to resolve the issues within one hundred twenty (120) business days after selection. The location of the hearing shall be Seattle, Washington. Each party may be represented by counsel. Prior to the hearing, the parties shall be entitled to engage in discovery under procedures of the Federal Rules of Civil Procedure; provided, however, that a party may not submit more than fifty (50) written interrogatories or take more than six (6) depositions. There shall not be, and the Arbitrator shall not permit, any discovery within thirty (30) days of the hearing. The Arbitrator shall have sole discretion regarding the admissibility of evidence and conduct of the hearing. At least five (5) business days prior to the hearing, each party shall submit to the other party and the Arbitrator a copy of all exhibits on which such party intends to rely at the hearing, a pre-hearing brief (up to 30 pages) and a proposed disposition of the dispute (up to 5 pages). The proposed disposition shall be limited to proposed rulings and remedies on each issue, and shall contain no argument on or analysis of the facts or issues; provided, however, that the parties shall not present proposed monetary remedies. Within five (5) business days after close of the hearing, each party may submit a post-hearing brief (up to 5 pages) to the Arbitrator.

               (c) ADR Ruling: Fees and Expenses. The Arbitrator shall render a disposition on the proposed rulings as expeditiously as possible after the hearing, but not later than fifteen (15) business days after the conclusion of the hearing. The Arbitrator shall rule on each issue and shall adopt in its entirety the proposed ruling of one of the parties on each issue. In the circumstance where the Arbitrator rules for a party on a claim in the form of a claim for monetary damages, the parties shall then submit a proposed remedy within ten (10) days of notice of the ruling. The proposed remedy may be accompanied by a brief in support of the remedy not to exceed five (5) pages. The arbitrator shall rule on and adopt one of the proposed remedies within ten
(10) days of their submission. The Arbitrator's disposition shall be final and not appealable, except that either party shall have the right to appeal such disposition on the basis it was affected by fraud or bad faith in connection with the ADR proceedings. A judgment on the Arbitrator's disposition may be entered in any court having jurisdiction over the parties. The reasonable fees and expenses of the Arbitrator, as well as the standard charges of JAMS for its assistance, shall be borne equally by the parties or as they may otherwise agree.

               (d) JAMS Rules. Except as otherwise provided herein, JAMS Rules shall be used in connection with the ADR.

               (e) Waiver. A party shall not be prohibited from bringing a claim for resolution hereunder on the ground that the claim could have been brought during an earlier proceeding hereunder.


                                      -2-